UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 15th 2014

DELTA ENTERTAINMENT GROUP, INC,

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-165719	27-1059780
(Commission File Number)	(IRS Employer Identification No.)

6245 N Powerline Road # 105 Fort Lauderdale, FL 33309

(Address of Principal Executive Offices)

7546 La Paz Blvd. # 101 Boca Raton, FL 33433

(Former Address or Principal Executive Offices

561-245-7590

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Report contains “forward-looking statements” which represent our current expectations or beliefs including, but not limited to, statements concerning our operations, performance, and financial condition. These statements by their nature involve substantial risks and uncertainties.   Statements in this Report about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements.. Without limiting the generality of the foregoing, words such as “may”, anticipate”, “intend”, “could”, “estimate”, or “continue” or the negative or other comparable terminology are intended to identify forward- looking statements.  Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Section 8 - Other Events

Item 8.01 Other Events.

On May 15, 2014 the Registrant signed a letter of intent to acquire all of the issued and outstanding shares of common stock of Grow Solutions, Inc. (“Grow”). Grow is a developmental stage company that intends to lease equipment, distribute products and provide management services for grow operators in the Marijuana industry.   At closing, we will issue to Grow, 51 million shares of our common stock.  Subject to an increase in our authorized capital, we will be required to issue Grow an additional 700,293,957 shares of our common stock.

Prior to Closing, we will be required to file all SEC reports through December 31st 2013. Grow will be required to have $1,250,000 in capital.  The foregoing terms and conditions will be incorporated in a share exchange agreement whose terms and conditions must be agreed upon between the parties.

Following Closing, the Company will undertake to spin-off its currently operating subsidiaries.

The foregoing is a summary of the material terms and conditions of the Letter of Intent.   You are urged to review the Letter of Intent which is attached hereto as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits.

Exhibit 10.1	Letter of Intent between the Registrant and Grow Solutions, Inc. dated May 12th 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 21, 2014

Delta Entertainment Group, Inc.

By:	/s/ Leonard Tucker
Leonard Tucker, CEO